                       CONSENT OF KENNETH K. QUIGLEY, JR.

April 24, 2002

    Pursuant to Rule 438 promulgated under the Securities Act of 1933, I hereby consent to the incorporation by reference in this Registration Statement of
Heritage Property Investment Trust, Inc. on Form S-11 (File No. 333-      ) of
references which indicate that I am a Director Nominee.

                                                            /s/ KENNETH K. QUIGLEY, JR.
                                                            -----------------------------------------
                                                            Kenneth K. Quigley, Jr.